Exhibit 10.86

December 27, 2001

lnterra Financial Incorporated

ATTN: Ms. Kay Blackmore

Dain Rauscher Plaza

60 South Sixth Street

Minneapolis, MN 55402

Re:	Lease of Office Space dated February 6, 1989 between Brookfield DB Inc., as “Landlord,” and lnterra Financial Incorporated, as “Tenant,” and as amended thereafter (“Lease”).

Dear Kay:

In this Letter Agreement, Landlord and Tenant hereby agree to allow Tenant to install a two (2) inch fiber cable conduit in the area and pathway (“Conduit Space”) described on attached “Schedule 1” and pursuant to the same terms and conditions of Section 6.0 and Exhibit D of the Seventh Amendment to Lease of Office Space dated August 22, 1997. Attached hereto are Schedule 1, Conduit Space; Schedule 2, Section 6.0 of the Seventh Amendment; and Schedule 3, Exhibit D of the Seventh Amendment which terms are incorporated herein; provided, however, Tenant shall have the right to install a two (2) inch conduit rather than a one (1) inch conduit pursuant to Schedules 2 and 3. In the event of any conflict between this Letter Agreement and the terms and conditions of the Seventh Amendment, including any Exhibits attached thereto, the terms and conditions of this Letter Agreement shall control. For all purposes herein this Letter Agreement shall be deemed an addition to the terms and conditions of the Lease with all provisions contained in the Lease. In the event that Tenant fails to observe and perform the terms and conditions of this Letter Agreement, Landlord shall have the rights and remedies provided in the Lease arising from such failure.

This Letter Agreement shall be effective on the date in which Tenant acknowledges and delivers its acceptance to Landlord.

Sincerely,

BROOKFIELD DB INC.

/s/ Dave Soullen

Dave Soullen

Property Manager

Attachments

Acknowledged and agreed this 2nd day of JANUARY, 2002.

By:	/s/ Steve Quint

Name:	Steve Quint

Title:	VP – Real Estate

Brookfield Properties (US) LLC

555 Nicollet Mall, Suite, 50, Minneapolis, MN, 55402

Telephone (612) 372-1230 Facsimile (612) 372-1239

SCHEDULE 1
PAGE 1 OF 8

ON FLOORS 16 → 7 THE CONDUIT WILL RUN VERTICALLY THROUGH THE HALL CLOSET
BROOKFIELD
DAIN BOSWORTH PLAZA
FLOOR 7-16

SCHEDULE 1
PAGE 2 OF 8

BROOKFIELD
CONDUIT ROUTE
ON LEVEL 5/6
DAIN
BOSWORTH
PLAZA
FLOOR 5/6

2" CONDUIT ROUTE
ON LEVEL 4
Neiman Marcus
McDonalds
Subway
La Tortilla Fiesta
Manchu Wok
Great Steak & Potato
Villa Pizza
Atrium
Open to below

BROOKFIELD

Brookfield Properties LLC

Prepared by

NOTE: This exhibit is subject to change and should not be relied upon as representing the identity, kind, size, location, use or opening date of any tenant or space in the project.

Gaviidae

COMMON

II

Level Four

scale • 1/16" • 1'-0"

Plan North

August 14, 2001

SCHEDULE 1
PAGE 3 OF 8

2" Conduit Routed within Tel. Rm. on Level 3
Neiman Marcus
23,650 SF
Hi Wire
Hi Wire
360
11540 SF
Hi Wire
363
3418 SF
Juut SalonSpa
373
4300 SF
351
1760 SF
Fountain
Atrium
Open to below
Down
From 4th
Down
To 2nd
Up
From 2nd
Up
to Fourth
Vestibule
Display Window

BROOKFIELD
Brookfield Properties LLC

NOTE: This exhibit is subject to change and should not be relied upon as representing the identity, kind, size, location, use or opening date of any tenant or space in the project.

Gaviidae
COMMON
II

Level Three
scale = 1/16" = 1'-0"

Plan North

August 14, 2001

SCHEDULE 1
PAGE 4 OF 8

2" Conduit Routed within Tel. Rm. on Skyway Level
To 510 Marquette
To US Bank
Neiman Marcus
Stair 5
Stair 6
Belbach Jewelers
Urban Traveler
Lin Co.
Naturalizer
Office Tower Atrium
Storage
Jv & Company
Down To Street
Up From Street
Atrium Open to below
Ramp Up
Jessica McClintock
Vestibule
Talbots
Ann Taylor
Stair 2
Stair 3
Stair 4
Display Window
Skyway To 50 South Sixth Tower

BROOKFIELD
Brookfield Properties LLC

Prepared by
Comm. # 424126

NOTE: This exhibit is subject to change and should not be relied upon as representing the identity, kind, size, location, use or opening date of any tenant or space in the project.

Gaviidae
COMMON
II

Skyway Level
scale = 1/16" = 1'-0"
Plan North
August 14, 2001

SCHEDULE 1
PAGE 5 OF 8

2" Conduit Routed Across
Street Level Freight Elevator Vestibule
Parking & Loading Dock Ramp Down
Fifth Street
Neiman Marcus
Caribou Coffee
Vitamin World
Morton's
Atrium Open to Below
Talbots
Aveda
D'Amico & Sons
Vestibule
Display Window
Nicollet Mall

BROOKFIELD
Brookfield Properties LLC

Prepared by

NOTE: This exhibit is subject to change and should not be relied upon as representing the identity, kind, size, location, use or opening date of any tenant or space in the project.

Gaviidae
COMMON
II

Street Level
scale = 1/16" = 1'-0"
Plan North
August 14, 2001

SCHEDULE 1
PAGE 6 OF 8

2" Conduit Route
ON Level · LL-1
510 MARQUETTE
US BANK
Fifth Street
Sixth Street
Nicollet Mall
Neiman Marcus
Dain / Gaviidae
Management Office
Martin Williams
Morton's
Of Chicago
Steakhouse

BROOKFIELD

Brookfield Properties LLC

Prepared by

Comm. # 4341.00

NOTE: This exhibit is subject to change and should not be relied upon as representing the identity, kind, size, location, use or opening date of any tenant or space in the project.

Gaviidae
COMMON
II

Concourse Level

scale = 1/16" = 1'-0"

Plan North

August 14, 2001

SCHEDULE 1
PAGE 7 OF 8

NATIONAL CITY BANK
MARQUETTE BANK
NSP Vault
N.M. Switch Gear Rm.
Car Wash
P201 Car Parking
Up To Lower Level 1
Up From Lower Level 3
Down From Lower Level 1
Down To Lower Level 3
N.M. Docks
N.M. Pass.
N.M. Freight
Mech. Rm.
Corridor
Trash
Dry Dock
P214 Storage 447 SF
Truck Turntable
Truck Staging Area
Ramp Up
Wet Compactor
Dry Compactor
Trash Dock
Offices/ Retail Docks
Security
Office
Control Room
Refer Shop
Employee Room
Men
Women
Jan. Supply
Fuel Storage
Tel. Room
Marquette Docks
Marquette Truck Staging Area
NCB Truck Staging Area
Point of Entry for 2" Conduit into 510 Bldg. on Level LL-2

Lower Level Two

24 May 1991

Leased and Managed by

Prepared by Shea Architects, Inc.

BROOKFIELD

BROOKFIELD DEVELOPMENT INC.

Gaviidae

COMMON

SCHEDULE 1
PAGE 8 OF 8

SCHEDULE 2

6.0	Fiber Optic Conduit In addition to the Premises, and in accordance with the terms and conditions contained in that letter agreement between Tenant and Landlord dated March 25, 1997 attached hereto as Exhibit D, during the Term of this Lease and any extensions thereof, Tenant shall have access to space as described hereafter located in the Building for the sole purpose of installing 1” fiber cable conduits starting from the 16th floor of the Building to the building commonly referred to as the 510 Building. Installation of the conduit space shall be performed by Hunt Electric and shall be installed in the area as is generally shown on Exhibit C attached hereto (“Conduit Space”). Prior to commencing work, Tenant shall provide Landlord with approval from the existing owners of the 510 Building to install the conduit through their delivery facility and into their building. Tenant shall install the conduit in a proper, lawful and workmanlike manner, without causing damage to the Premises and/or the Building. No such installation shall interfere with or damage the mechanical or electrical systems or the structure of the Building. The conduit shall be installed at Tenant’s sole cost and expense and shall be removed upon expiration of the Lease Term. Prior to the conduit installation, Tenant shall ensure that such installation complies with any requirements of any governmental or quasi-governmental authority having jurisdiction and with the requirements of Landlord’s insurance carriers. Installation of the conduit shall also be subject to Landlord’s prior written consent. Tenant shall be responsible for the payment of any Landlord costs or expenses incurred by Landlord relating to review of any plans or specifications, the installation, maintenance or removal of the conduit. All maintenance, repair and replacement of the conduit shall be performed by Tenant at such times and in such manner as are reasonably acceptable to Landlord at Tenant’s expense. Landlord shall have no responsibility for the proper maintenance, repair and function of the conduit. Notwithstanding anything contained in the Lease, Tenant shall indemnify and hold Landlord harmless from all liability (including consequential damages) claims, damages (including court costs and reasonable attorney fees) actions or causes of actions arising from installation, maintenance and removal of the conduit which is not otherwise the result of Landlord’s, its employee’s agents, contractors, subcontractor’s negligence or willful misconduct including the failure of Tenant, its employees, agents, contractors or subcontractors to observe or enforce any installation and removal procedures described herein. Except as otherwise provided all other terms and conditions contained in the Lease shall apply to the “Conduit Space”.

SCHEDULE 2

Exhibit C
Page 1 of 8

BROOKFIELD
ON FLOORS 16 → 7
THE CONDUIT WILL RUN VERTICALLY
THROUGH THE HALL CLOSET
DAIN
BOSWORTH
PLAZA
FLOOR 7-16

Exhibit C
Page 2 of 8

BROOKFIELD
CONDUIT ROUTE ON LEVEL 5/6
DAIN BOSWORTH PLAZA
FLOOR 5/6

Exhibit C
Page 3 of 8

NM Fan Room
475
2324SF
469
407SF
463
311SF
Vestibule
Trash Room
FC8
779SF
FC7
1610SF
Neiman Marcus
Atrium
Open to below
Glendale Commons Skyway
455
1006SF
Vestibule
FC1
937SF
FC2
569SF
FC3
551SF
FC4
614SF
FC5
759SF
FC6
1331SF
SEATING PLAN
SEATING SUMMARY
DRAWING KEY
BROOKFIELD
CONDUIT ROUTE
ON LEVEL #4

Level Fo
28 May

Exhibit C
Page 4 of

Neiman Marcus
397
2602SF
391
1496SF
393
399SF
385
1174SF
381
4351SF
377
1519SF
359
599SF
351
1693SF
363
1685SF
367
1296SF
369
1238SF
373
3099SF
CONDUIT WILL
ENTER SHAFT
ON LEVEL #3
BROOKFIELD
Gaviidae
COMMON
Level 1

Exhibit C
Page 5 of 8

CONDUIT WILL CONTINUE DOWN SHAFT ON LEVEL OF SKYWAY
Skyway Le
28 May
285
1779SF
293
1563SF
209
1025SF
291
350SF
295
1064SF
297
1590SF
251
2122SF
257
1166SF
263
1301SF
271
1474SF
279
3059SF
283
214SF
Neiman Marcus
Gaviidae
COMMON
BROOKFIELD
BROOKFIELD DEVELOPMENT INC.

Exhibit C
Page 6 of 8

Street Level
28 May 1991
CONDUIT WILL CONTINUE DOWN SHAFT ON STREET LEVEL
179 742SF
177 1071SF
169 3237SF
161 1600SF
157 750SF
151 2144SF
183 549SF
Neiman Marcus
Gaviidae Common
BROOKFIELD

Exhibit C
Page 7 of 8

Concourse Level
CONDUIT WILL CONTINUE DOWN SHAFT ON CONCOURSE LEVEL
C-102
1,653 SF
C-151
2,204SF
C-152
7,309SF
LAFAYETTE BANK
NATIONAL CITY BANK
Parking Ramp
Dock Exit
Parking Exit
Valet Parking
Up from park
Down to park
Gaviidae
COMMON
BROOKFIELD

Exhibit C
Page 8 of 8

CONDUIT WILL LEAVE
THE BOTTOM OF SHAFT TH
AND RUN ACROSS TH
TRUCK DOCK CEILING
ENTERING THE OLD
NCB DOCK, GOING
DOWN CORRIDOR TH
Gavidae
COMMON
BROOKFIELD
BROOKFIELD DEVELOPMENT INC.

SCHEDULE 3

Exhibit D Page 1 of 3
Committed to Outstanding Service

March 25, 1997

Delivered by Messenger
Ms. Cheryll Kusnik
Dain Bosworth Inc.
60 South Sixth Street
Minneapolis, MN 55402

RE:	Fiber Cable Conduit to 510 Building

Dear Cheryll,

We have reviewed your request for our approval to run a 1” fiber cable conduit from the 16th floor of the Dain Bosworth Plaza to the 510 Building.

Due to the complexity of the conduit route and connection to another building, we will need an Amendment to your Lease. To avoid any delay however, this letter will serve as our approval subject to the execution of an Amendment which will include but not be limited to the following:

1.	The 510 Conduit route will be as outlined in the memo from Jim Carroll of US Premise to Dave Scullen dated March 5, 1997.

2.	All work for the installation of the 510 Conduit will be performed by Hunt Electric at your cost.

3.	Pursuant to Section 6.09, Landlord shall not be responsible for failure to meet the performance standards in the Premises resulting from the installation of the 510 Conduit.

4.	Pursuant to Article 7.

(a)	Section.7.03 shall apply to the installation of the 510 Conduit.

(b)	Tenant shall ensure that it complies with Section 7.04, and installations of the 510 Conduit shall not materially interfere with or damage the mechanical, electrical systems or structure of the Building.

(c)	Pursuant to Section 7.05, Tenant shall indemnify and hold Landlord harmless against any claim, loss, cost, damage, and legal expense arising from the installation of the 510 Conduit.

Exhibit D Page 2 of 3

Ms. Cheryll Kusnik
March 25, 1997
Page Two

(d)	Pursuant to Section 7.06, Tenant shall pay all utility bills relating to the 510 Conduit (if any).

5.	Pursuant to Section 9.02, Tenant shall be responsible for the insurance of the 510 Conduit.

6.	Pursuant to Section 10.01, Tenant shall be required to indemnify and hold Landlord harmless, for any action, cause of action, damage, loss, or expense incurred by Landlord which arises from the 510 Conduit.

7.	Pursuant to Section 12.02, Tenant shall be responsible for removing the 510 Conduit at the end of the Term.

8.	Landlord shall be held harmless and shall not be responsible for any damages, costs or expenses to the 510 Conduit and/or which arise from Landlord’s interruption of the service to the 510 Conduit. If Landlord has prior notice of any pending interruption of utilities serving the 510 Conduit, Landlord will provide notice to Tenant prior to discontinuance of the services. Landlord shall have access to the 510 Conduit where necessary to operate, maintain, repair and replace any systems, facilities and equipment necessary for the proper operation of the Building or to maintain and repair the foundations or structural, electrical and mechanical components of the Building or to repair damage to the Building pursuant to Section 6.04 of the Lease.

9.	In the event of a taking of a portion of the Building or casualty to the Building, where such taking or casualty interferes with the use, operation or access to the 510 Conduit, Landlord shall have no obligation to repair or replace the 510 Conduit nor does Landlord guarantee Tenant the right to repair or install a replacement conduit. In such an event, Landlord reserves the right to terminate Tenant’s right to access, repair or replace the 510 Conduit and Tenant shall be responsible for removing the 510 Conduit as described in paragraph 7 above.

10.	Tenant shall be responsible for the payment of any Landlord costs or expenses incurred by Landlord relating to the review of any plans or specifications, the installation, maintenance, or removal of the 510 Conduit.

Exhibit D Page 3 of 3

Ms. Cheryll Kusnik
March 25, 1997
Page Three

11.	Tenant shall provide Landlord with approval from the existing owners of the 510 Building to install the 510 Conduit through their delivery facility and into their building.

Please have the appropriate officer acknowledge this letter and return it to me prior to when you would like the installation to start. We will then prepare the amendment to your Lease which will be forwarded to you upon its completion.

If any questions or comments arise, please feel free to contact me or our attorney Frank Halm at 372-1604. In the interim, if you need any additional information or assistance, Dave and I are always available to you.

Sincerely,

/s/ Joan Brandes

Joan Brandes, CPM

General Manager

JB/pk

Acknowledge by:

Name	/s/ Authorized Signatory

Title	SR. Vice President

Date	3/26/97

cc:	Dave Scullen
Frank Halm
Torn Clairmont
Jeff Essen
Tina Hoye